MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT 6
Payment Date:     28-Apr-97
Reporting Month:  March

                    Class
                    Interest   Beginning       Interest      Interest       Principal      Total         Applied Ending
Class               Rate       Balance         Accrual       Payment        Payment        Distribution  Losses  Balance
Class A1            6.187500%  $309,885,327.05 $1,597,846.22 $1,597,846.22  $8,274,586.84  $9,872,433.06 $0.00   $301,610,740.21
Class A2           15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00 $0.00    $75,912,000.00
Class A3            6.200000%   $22,831,465.58   $117,962.57   $117,962.57    $463,514.05    $581,476.62 $0.00    $22,367,951.53
Class A4            6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00 $0.00     $6,000,000.00

                               $414,628,792.63 $2,697,708.79 $2,697,708.79  $8,738,100.89 $11,435,809.68 $0.00   $405,890,691.74

Class     CUSIP      Priority  Principal Type     Interest Type
Class A1  589962AP4  Senior    Sequential         Floater
Class A2  589962AQ2  Senior    Sequential         Floater
Class A3  589962AR0  Senior    Sequential         Fixed
Class A4  589962AS8  Senior    Sequential         Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6
Payment Date:     28-Apr-97
Reporting Month:  March

                                                         Interest    Interest      Principal
         Original        Original Integral     Record    Accrual     Payment       Payment        Ending          Remaining
Class    Balance         Pct Pool Denomination Date      Factor      Factor        Factor         Balance         Principal
Class A1 $473,800,000.00 79.58%   $1,000.00    31-Mar-97  3.37240654  3.37240654   17.46430317    $301,610,740.21 0.63657818
Class A2  $75,912,000.00 12.75%   $1,000.00    31-Mar-97 12.50000000 12.50000000    0.00000000     $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%   $1,000.00    31-Mar-97  4.50238817  4.50238817   17.69137595     $22,367,951.53 0.85373861
Class A4   $6,000,000.00  1.01%   $1,000.00    31-Mar-97  5.50000000  5.50000000    0.00000000      $6,000,000.00 1.00000000

         $581,912,000.00                                                                          $405,890,691.74

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6
Payment Date:         28-Apr-97
Reporting Month       March

Reserve Funds and Subordination

                       Initial Coverage     Beginning Coverage   Adjustments Losses    Insured Balance Ending Coverage
Type
Over Collateralization 2.26% $13,474,965.80 3.14% $13,445,203.61 $0.00       $3,144.16 $419,332,751.19 3.21% $13,442,059.45


Class                      Total Distribution
Surplus                    $192,174.46

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                11          $1,210,000             0.29%
60+ Days                 8          $1,687,000             0.40%
90+ Days                15          $2,073,000             0.49%
Foreclosure              5            $877,000             0.21%
REO                      8          $2,372,000             0.57%

Totals                  47          $8,219,000             1.96%


Advances on Delinquencies                                       $69,069.25
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Apr-97
Report Date:    March

Collateral Proceeds Account


Beginning Balance                                 $0.00

Deposits                                                       Withdrawals

Interest Net of Servicing Fee             $2,906,795.36        Interest Payments               $2,697,708.79
Principal                                 $8,741,245.05        Principal Payments              $8,741,245.05
Deposits From Reserve Fund                        $0.00        Surplus                           $192,174.46
Other Deposits                                    $0.00        MBIA Fee                           $16,912.11
                                                               Discount Principal Reserve              $0.00


Total Deposit                            $11,648,040.41        Total Withdrawals              $11,648,040.41



                                                               Ending Balance                          $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies